UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2022

Commission File Number: 001-36556

El Pollo Loco Holdings, Inc.

(Exact name of registrant as specified in its charter.)

Delaware	20-3563182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3535 Harbor Blvd Suite 100, Costa Mesa, California 92626
(Address of principal executive offices)

714-599-5000

(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LOCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 11, 2022, El Pollo Loco Holdings, Inc. (the “Company”) announced that its Board of Directors declared a special dividend of $1.50 per share on the common stock, par value $0.01 per share, of the Company (the “Common Stock”). The special dividend is payable on November 9, 2022, to stockholders of record, including holders of restricted stock and restricted stock units, at the close of business on October 24, 2022. Outstanding stock options will be adjusted in accordance with the underlying equity plans and awards to reduce the applicable exercise price by the amount of the per share dividend.

In addition, on October 11, 2022, the Company announced that its Board of Directors approved a share repurchase program under which the Company is authorized to repurchase up to $20,000,000 of shares of the Company’s Common Stock.

Shares may be repurchased from time to time on the open market, in block trades, or in privately negotiated transactions. The amount and timing of any shares repurchased under the program will be determined at the discretion of management and will depend on a number of factors, including the market price of the Company’s stock, trading volume, general market and economic conditions, the Company’s capital position, legal requirements, and other factors. The Company may also from time to time establish one or more plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The repurchase program does not obligate the Company to acquire any particular number of shares, and the repurchase program may be modified, suspended or discontinued at any time.

A copy of the press release announcing the special dividend and share repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements discuss, among other things, the Company’s current expectations, intentions or beliefs relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future business, operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that the Company expected. While the Company believes that its assumptions are reasonable, the Company cautions that it is very difficult to predict the impact of known factors, and it is impossible for the Company to anticipate all factors that could affect its actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this Current Report on Form 8-K in the context of the risks and uncertainties that could cause outcomes to differ materially from the Company’s expectations. These factors include, but are not limited to, factors that may impact the Company’s financial results and performance generally, including the impact of the COVID-19 pandemic on the Company, its employees, its customers, its partners, its industry and the economy as a whole, as well as the Company’s franchisees’ ability to maintain operations in their individual restaurants; the Company’s ability to open new restaurants in existing and new markets and to expand the Company’s franchise system, including difficulty in finding sites and in negotiating acceptable leases; the Company’s ability to compete successfully with other quick-service and fast casual restaurants; vulnerability to changes in consumer preferences and economic conditions; political and social factors, including regarding trade, immigration and customer preferences; vulnerability to conditions in the greater Los Angeles area; vulnerability to natural disasters given the geographic concentration and real estate intensive nature of the Company’s business; changes to food and supply costs, especially for chicken; social media and negative publicity, whether or not valid, and the Company’s ability to respond to an effectively manage the accelerated impact of social media; the Company’s ability to continue to expand its digital business, delivery orders and catering; and other risks set forth in the Company’s filings with the Securities and

Exchange Commission from time to time, including under Item 1A, Risk Factors in the Company’s annual report on Form 10-K for the year ended December 29, 2021, which filings are available online at www.sec.gov. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that it will realize the results or developments it expects or anticipates or, even if substantially realized, that they will result in the consequences the Company anticipates or affects the Company or its operations in the ways that the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements. The Company qualifies all of its forward-looking statements by these cautionary statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.

Date: October 11, 2022	By:	/s/ Anne E. Jollay
		Name:	Anne E. Jollay
		Title:	Corporate Secretary

XBRL-Only Content Section